Overview and Summary of Significant Accounting Policies	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Overview and Summary of Significant Accounting Policies [Abstract]
Overview and Summary of Significant Accounting Policies

1. Overview and Summary of Significant Accounting Policie

Description of Business

DPL is a diversified regional energy company organized in 1985 under the laws of Ohio. DPL's two reportable segments are the Utility segment, comprised of its DP&L subsidiary, and the Competitive Retail segment, comprised of its DPLER operations, which include the operations of DPLER's wholly owned subsidiary MC Squared. Refer to Note 14 for more information relating to these reportable segments.

On November 28, 2011, DPL was acquired by AES in the Merger and DPL became a wholly owned subsidiary of AES. See Note 2.

DP&L is a public utility incorporated in 1911 under the laws of Ohio. DP&L is engaged in the generation, transmission, distribution and sale of electricity to residential, commercial, industrial and governmental customers in a 6,000 square mile area of West Central Ohio. Electricity for DP&L's 24 county service area is primarily generated at eight coal-fired power plants and is distributed to more than 500,000 retail customers. Principal industries served include automotive, food processing, paper, plastic manufacturing and defense.

DP&L's sales reflect the general economic conditions and seasonal weather patterns of the area. DP&L sells any excess energy and capacity into the wholesale market.

DPLER sells competitive retail electric service, under contract, to residential, commercial and industrial customers. DPLER's operations include those of its wholly owned subsidiary, MC Squared, which was acquired on February 28, 2011. DPLER has approximately 70,000 customers currently located throughout Ohio and Illinois. DPLER does not own any transmission or generation assets, and all of DPLER's electric energy was purchased from DP&L or PJM to meet its sales obligations. DPLER's sales reflect the general economic conditions and seasonal weather patterns of the areas it serves.

DPL's other significant subsidiaries include DPLE, which owns and operates peaking generating facilities from which it makes wholesale sales of electricity and MVIC, our captive insurance company that provides insurance services to us and our subsidiaries. All of DPL's subsidiaries are wholly owned.

DPL also has a wholly owned business trust, DPL Capital Trust II, formed for the purpose of issuing trust capital securities to investors.

DP&L's electric transmission and distribution businesses are subject to rate regulation by federal and state regulators while its generation business is deemed competitive under Ohio law. Accordingly, DP&L applies the accounting standards for regulated operations to its electric transmission and distribution businesses and records regulatory assets when incurred costs are expected to be recovered in future customer rates, and regulatory liabilities when current cost recoveries in customer rates relate to expected future costs.

DPL and its subsidiaries employed 1,493 people as of June 30, 2012, of which 1,446 employees were employed by DP&L. Approximately 53% of all employees are under a collective bargaining agreement which expires on October 31, 2014.

Financial Statement Presentation

DPL's Condensed Consolidated Financial Statements include the accounts of DPL and its wholly owned subsidiaries except for DPL Capital Trust II which is not consolidated, consistent with the provisions of GAAP. DP&L's undivided ownership interests in certain coal-fired generating plants are included in the financial statements at amortized cost, which was adjusted to fair value at the Merger date for DPL Inc. Operating revenues and expenses are included on a pro-rata basis in the corresponding lines in the Condensed Consolidated Statement of Operations. See Note 5 for more information.

Certain excise taxes collected from customers have been reclassified out of operating expenses in the 2011 presentation to conform to AES' presentation of these items. These taxes are presented net within revenue. Certain immaterial amounts from prior periods have been reclassified to conform to the current reporting presentation.

All material intercompany accounts and transactions are eliminated in consolidation.

These financial statements have been prepared in accordance with GAAP for interim financial statements and with the instructions of Form 10-Q and Regulation S-X. Accordingly, certain information and footnote disclosures normally included in the annual financial statements prepared in accordance with GAAP have been omitted from this interim report. Therefore, our interim financial statements in this report should be read along with the annual financial statements included in our Form 10-K for the fiscal year ended December 31, 2011.

In the opinion of our management, the Condensed Consolidated Financial Statements presented in this report contain all adjustments necessary to fairly state our financial condition as of June 30, 2012; our results of operations for the three and six months ended June 30, 2012 and our cash flows for the six months ended June 30, 2012. Unless otherwise noted, all adjustments are normal and recurring in nature. Due to various factors, including but not limited to, seasonal weather variations, the timing of outages of electric generating units, changes in economic conditions involving commodity prices and competition, and other factors, interim results for the three and six months ended June 30, 2012 may not be indicative of our results that will be realized for the full year ending December 31, 2012.

The preparation of financial statements in conformity with GAAP requires us to make estimates and judgments that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the revenues and expenses of the periods reported. Actual results could differ from these estimates. Significant items subject to such estimates and judgments include: the carrying value of property, plant and equipment; unbilled revenues; the valuation of derivative instruments; the valuation of insurance and claims liabilities; the valuation of allowances for receivables and deferred income taxes; regulatory assets and liabilities; reserves recorded for income tax exposures; litigation; contingencies; the valuation of AROs; assets and liabilities related to employee benefits; goodwill; and intangibles.

On November 28, 2011, AES completed the Merger with DPL. As a result of the Merger, DPL is an indirectly wholly owned subsidiary of AES. DPL's basis of accounting incorporates the application of FASC 805, "Business Combinations" (FASC 805) as of the date of the Merger. FASC 805 requires the acquirer to recognize and measure identifiable assets acquired and liabilities assumed at fair value as of the Merger date. DPL's Condensed Consolidated Financial Statements and accompanying footnotes have been segregated to present pre-merger activity as the "Predecessor" Company and post-merger activity as the "Successor" Company. Purchase accounting impacts, including goodwill recognition, have been "pushed down" to DPL, resulting in the assets and liabilities of DPL being recorded at their respective fair values as of November 28, 2011. These adjustments are subject to change as AES finalizes its purchase price allocation during the applicable measurement period.

As a result of the push down accounting, DPL's Condensed Consolidated Statements of Operations subsequent to the Merger include amortization expense relating to purchase accounting adjustments and depreciation of fixed assets based upon their fair value. Therefore, the DPL financial data prior to the Merger will not generally be comparable to its financial data subsequent to the Merger.

DPL remeasured the carrying amount of all of its assets and liabilities to fair value, which resulted in the recognition of approximately $2,568.1 million of goodwill. FASC 350, "Intangibles – Goodwill and Other," requires that goodwill be tested for impairment at the reporting unit level at least annually or more frequently if impairment indicators are present. In evaluating the potential impairment of goodwill, we make estimates and assumptions about revenue, operating cash flows, capital expenditures, growth rates and discount rates based on our budgets and long term forecasts, macroeconomic projections, and current market expectations of returns on similar assets. There are inherent uncertainties related to these factors and management's judgment in applying these factors. Generally, the fair value of a reporting unit is determined using a discounted cash flow valuation model. We could be required to evaluate the potential impairment of goodwill outside of the required annual assessment process if we experience situations, including but not limited to: deterioration in general economic conditions; changes to our operating or regulatory environment; increased competitive environment; increase in fuel costs particularly when we are unable to pass its effect to customers; negative or declining cash flows; loss of a key contract or customer, particularly when we are unable to replace it on equally favorable terms; or adverse actions or assessments by a regulator. These types of events and the resulting analyses could result in goodwill impairment expense, which could substantially affect our results of operations for those periods.

As part of the purchase accounting, values were assigned to various intangible assets, including customer relationships, customer contracts and the value of our ESP.

Sale of Receivables

In the first quarter of 2012, DPLER began selling receivables from DPLER customers in Duke Energy's territory to Duke Energy. These sales are at face value for cash at the billed amounts for DPLER customers' use of energy. There is no recourse or any other continuing involvement associated with the sold receivables. Total receivables sold during the three and six months ended June 30, 2012 were $4.0 million and $5.2 million, respectively.

Property, Plant and Equipment

We record our ownership share of our undivided interest in jointly-held plants as an asset in property, plant and equipment. Property, plant and equipment are stated at cost. For regulated transmission and distribution property, cost includes direct labor and material, allocable overhead expenses and an allowance for funds used during construction (AFUDC). AFUDC represents the cost of borrowed funds and equity used to finance regulated construction projects. For non-regulated property, cost also includes capitalized interest. Capitalization of AFUDC and interest ceases at either project completion or at the date specified by regulators. AFUDC and capitalized interest was $1.2 million and $1.1 million during the three months and $2.6 million and $2.2 million during the six months ended June 30, 2012 and 2011, respectively.

For unregulated generation property, cost includes direct labor and material, allocable overhead expenses and interest capitalized during construction using the provisions of GAAP relating to the accounting for capitalized interest.

For substantially all depreciable property, when a unit of property is retired, the original cost of that property less any salvage value is charged to Accumulated depreciation and amortization.

Property is evaluated for impairment when events or changes in circumstances indicate that its carrying amount may not be recoverable.

Intangibles

Intangibles include emission allowances, renewable energy credits, customer relationships, customer contracts and the value of our ESP. Emission allowances are carried on a first-in, first-out (FIFO) basis for purchased emission allowances. In addition, we recorded emission allowances at their fair value as of the Merger date. Net gains or losses on the sale of excess emission allowances, representing the difference between the sales proceeds and the cost of emission allowances, are recorded as a component of our fuel costs and are reflected in Operating income when realized. During the six months ended June 30, 2012 and 2011, DPL had no gains for the sale of emission allowances. Beginning in January 2010, part of the gains on emission allowances were used to reduce the overall fuel rider charged to our SSO retail customers.

Customer relationships recognized as part of the purchase accounting associated with the Merger are amortized over ten to seventeen years and customer contracts are amortized over the average length of the contracts. The ESP is amortized over one year on a straight-line basis. Emission allowances are amortized as they are used in our operations on a FIFO basis. Renewable energy credits are amortized as they are used or retired.

Prior to the Merger date, emission allowances and renewable energy credits were carried as inventory. Emission allowances and renewable energy credits are now carried as intangibles in accordance with AES' policy. The amounts for 2011 have been reclassified to reflect this change in presentation.

Accounting for Taxes Collected from Customers and Remitted to Governmental Authorities

DPL collects certain excise taxes levied by state or local governments from its customers. Prior to the Merger date, certain excise and other taxes were recorded gross. Effective on the Merger date, these taxes are accounted for on a net basis and recorded as a reduction in revenues for presentation in accordance with AES policy. The amounts for the three months ended June 30, 2012 and 2011 were $11.9 million and $11.6 million, respectively. The amounts for the six months ended June 30, 2012 and 2011 were $24.8 million and $25.7 million, respectively. The 2011 amounts were reclassified to conform to this presentation.

Share-Based Compensation

We measure the cost of employee services received and paid with equity instruments based on the fair-value of such equity instrument on the grant date. This cost is recognized in results of operations over the period that employees are required to provide service. Liability awards are initially recorded based on the fair-value of equity instruments and are to be re-measured for the change in stock price at each subsequent reporting date until the liability is ultimately settled. The fair-value for employee share options and other similar instruments at the grant date are estimated using option-pricing models and any excess tax benefits are recognized as an addition to paid-in capital. The reduction in income taxes payable from the excess tax benefits is presented in the Condensed Consolidated Statements of Cash Flows within Cash flows from financing activities. As a result of the Merger (see Note 2), vesting of all DPL share-based awards was accelerated as of the Merger date, and none are in existence at June 30, 2012.

Recently Issued Accounting Standards

Offsetting Assets and Liabilities

In December 2011, the FASB issued ASU 2011-11 "Disclosures about Offsetting Assets and Liabilities" (ASU 2011-11) effective for interim and annual reporting periods beginning on or after January 1, 2013. We expect to adopt this ASU on January 1, 2013. This standard updates FASC 210, "Balance Sheet." ASU 2011-11 updates the disclosures for financial instruments and derivatives to provide more transparent information around the offsetting of assets and liabilities. Entities are required to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position and/or subject to an agreement similar to a master netting agreement. We do not expect these new rules to have a material impact on our overall results of operations, financial position or cash flows.

Recently Adopted Accounting Standards

Fair Value Disclosures

In May 2011, the FASB issued ASU 2011-04 "Fair Value Measurements" (ASU 2011-04) effective for interim and annual reporting periods beginning after December 15, 2011. We adopted this ASU on January 1, 2012. This standard updates FASC 820, "Fair Value Measurements." ASU 2011-04 essentially converges US GAAP guidance on fair value with the IFRS guidance. The ASU requires more disclosures around Level 3 inputs. It also increases reporting for financial instruments disclosed at fair value but not recorded at fair value and provides clarification of blockage factors and other premiums and discounts. These new rules did not have a material effect on our overall results of operations, financial position or cash flows.

Comprehensive Income

In June 2011, the FASB issued ASU 2011-05 "Presentation of Comprehensive Income" (ASU 2011-05) effective for interim and annual reporting periods beginning after December 15, 2011. We adopted this ASU on January 1, 2012. This standard updates FASC 220, "Comprehensive Income." ASU 2011-05 essentially converges US GAAP guidance on the presentation of comprehensive income with the IFRS guidance. The ASU requires the presentation of comprehensive income in one continuous financial statement or two separate but consecutive statements. Any reclassification adjustments from other comprehensive income to net income are required to be presented on the face of the Statement of Comprehensive Income. These new rules did not have a material effect on our overall results of operations, financial position or cash flows.

Goodwill Impairment

In September 2011, the FASB issued ASU 2011-08 "Testing Goodwill for Impairment" (ASU 2011-08) effective for interim and annual reporting periods beginning after December 15, 2011. We adopted this ASU on January 1, 2012. This standard updates FASC 350, "Intangibles-Goodwill and Other." ASU 2011-08 allows an entity to first test Goodwill using qualitative factors to determine if it is more likely than not that the fair value of a reporting unit has been impaired; if so, then the two-step impairment test is performed.

1. Overview and Summary of Significant Accounting Policies

Description of Business

DPL is a diversified regional energy company organized in 1985 under the laws of Ohio. DPL's two reportable segments are the Utility segment, comprised of its DP&L subsidiary, and the Competitive Retail segment, comprised of its DPLER subsidiary. Refer to Note 18 for more information relating to these reportable segments.

On November 28, 2011, DPL was acquired by AES in the Merger and DPL became a wholly-owned subsidiary of AES. See Note 2.

DP&L is a public utility incorporated in 1911 under the laws of Ohio. DP&L is engaged in the generation, transmission, distribution and sale of electricity to residential, commercial, industrial and governmental customers in a 6,000 square mile area of West Central Ohio. Electricity for DP&L's 24 county service area is primarily generated at eight coal-fired power plants and is distributed to more than 500,000 retail customers. Principal industries served include automotive, food processing, paper, plastic manufacturing and defense.

DP&L's sales reflect the general economic conditions and seasonal weather patterns of the area. DP&L sells any excess energy and capacity into the wholesale market.

DPLER sells competitive retail electric service, under contract, to residential, commercial and industrial customers. DPLER's operations include those of its wholly-owned subsidiary, MC Squared, which was acquired on February 28, 2011. DPLER has approximately 40,000 customers currently located throughout Ohio and Illinois. DPLER does not own any transmission or generation assets, and all of DPLER's electric energy was purchased from DP&L or PJM to meet its sales obligations. DPLER's sales reflect the general economic conditions and seasonal weather patterns of the area.

DPL's other significant subsidiaries include DPLE, which owns and operates peaking generating facilities from which it makes wholesale sales of electricity and MVIC, our captive insurance company that provides insurance services to us and our subsidiaries. All of DPL's subsidiaries are wholly-owned.

DPL also has a wholly-owned business trust, DPL Capital Trust II, formed for the purpose of issuing trust capital securities to investors.

DP&L's electric transmission and distribution businesses are subject to rate regulation by federal and state regulators while its generation business is deemed competitive under Ohio law. Accordingly, DP&L applies the accounting standards for regulated operations to its electric transmission and distribution businesses and records regulatory assets when incurred costs are expected to be recovered in future customer rates, and regulatory liabilities when current cost recoveries in customer rates relate to expected future costs.

DPL and its subsidiaries employed 1,510 people as of December 31, 2011, of which 1,468 employees were employed by DP&L. Approximately 53% of all employees are under a collective bargaining agreement which expires on October 31, 2014.

Financial Statement Presentation

We prepare Consolidated Financial Statements for DPL. DPL's Consolidated Financial Statements include the accounts of DPL and its wholly-owned subsidiaries except for DPL Capital Trust II which is not consolidated, consistent with the provisions of GAAP. DP&L's undivided ownership interests in certain coal-fired generating plants are included in the financial statements at amortized cost, which was adjusted to fair value at the Merger date. Operating revenues and expenses are included on a pro-rata basis in the corresponding lines in the Consolidated Statement of Operations. See Note 5 for more information.

Certain excise taxes collected from customers have been reclassified out of revenue and operating expenses in the 2010 and 2009 presentation to conform to AES' presentation of these items. Certain immaterial amounts from prior periods have been reclassified to conform to the current reporting presentation.

Deferred SECA revenue of $15.4 million at December 31, 2010 was reclassified from Regulatory liabilities to Other deferred credits. The balance of deferred SECA revenue at December 31, 2011 and 2010 was $17.8 million and $15.4 million, respectively. The amount at December 31, 2011 includes interest of $5.2 million. The FERC-approved SECA billings are unearned revenue where the earnings process is not complete and do not represent a potential overpayment by retail ratepayers or potential refunds of costs that had been previously charged to retail ratepayers through rates. Therefore, any amounts that are ultimately collected related to these charges would not be a reduction to future rates charged to retail ratepayers and therefore do not meet the criteria for recording as a regulatory liability under GAAP.

All material intercompany accounts and transactions are eliminated in consolidation.

The preparation of financial statements in conformity with GAAP requires us to make estimates and judgments that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the revenues and expenses of the periods reported. Actual results could differ from these estimates. Significant items subject to such estimates and judgments include: the carrying value of Property, plant and equipment; unbilled revenues; the valuation of derivative instruments; the valuation of insurance and claims liabilities; the valuation of allowances for receivables and deferred income taxes; regulatory assets and liabilities; reserves recorded for income tax exposures; litigation; contingencies; the valuation of AROs; assets and liabilities related to employee benefits; goodwill; and intangibles.

On November 28, 2011, AES completed the Merger with DPL. As a result of the Merger, DPL is a wholly-owned, subsidiary of AES. DPL's basis of accounting incorporates the application of FASC 805, "Business Combinations" (FASC 805) as of the date of the Merger. FASC 805 requires the acquirer to recognize and measure identifiable assets acquired and liabilities assumed at fair value as of the Merger date. DPL's Consolidated Financial Statements and accompanying footnotes have been segregated to present pre-merger activity as the "Predecessor" Company and post-merger activity as the "Successor" Company. Purchase accounting impacts, including goodwill recognition, have been "pushed down" to DPL, resulting in the assets and liabilities of DPL being recorded at their respective fair values as of November 28, 2011 (see Note 2). These adjustments are subject to change as AES finalizes its purchase price allocation during the applicable measurement period.

As a result of the push down accounting, DPL's Consolidated Statements of Operations subsequent to the Merger include amortization expense relating to purchase accounting adjustments and depreciation of fixed assets based upon their fair value. Therefore, the DPL financial data prior to the Merger will not generally be comparable to its financial data subsequent to the Merger. See Note 2 for additional information.

DPL remeasured the carrying amount of all of its assets and liabilities to fair value, which resulted in the recognition of approximately $2,568.1 million of goodwill. FASC 350, "Intangibles Goodwill and Other", requires that goodwill be tested for impairment at the reporting unit level at least annually or more frequently if impairment indicators are present. In evaluating the potential impairment of goodwill, we make estimates and assumptions about revenue, operating cash flows, capital expenditures, growth rates and discount rates based on our budgets and long term forecasts, macroeconomic projections, and current market expectations of returns on similar assets. There are inherent uncertainties related to these factors and management's judgment in applying these factors. Generally, the fair value of a reporting unit is determined using a discounted cash flow valuation model. We could be required to evaluate the potential impairment of goodwill outside of the required annual assessment process if we experience situations, including but not limited to: deterioration in general economic conditions; operating or regulatory environment; increased competitive environment; increase in fuel costs particularly when we are unable to pass its effect to customers; negative or declining cash flows; loss of a key contract or customer particularly when we are unable to replace it on equally favorable terms; or adverse actions or assessments by a regulator. These types of events and the resulting analyses could result in goodwill impairment expense, which could substantially affect our results of operations for those periods.

As part of the purchase accounting, values were assigned to various intangible assets, including customer relationships, customer contracts and the value of our electric security plan. See Note 6 for more information.

Revenue Recognition

Revenues are recognized from retail and wholesale electricity sales and electricity transmission and distribution delivery services. We consider revenue realized, or realizable, and earned when persuasive evidence of an arrangement exists, the products or services have been provided to the customer, the sales price is fixed or determinable, and collection is reasonably assured. Energy sales to customers are based on the reading of their meters that occurs on a systematic basis throughout the month. We recognize the revenues on our statements of results of operations using an accrual method for retail and other energy sales that have not yet been billed, but where electricity has been consumed. This is termed "unbilled revenues" and is a widely recognized and accepted practice for utilities. At the end of each month, unbilled revenues are determined by the estimation of unbilled energy provided to customers since the date of the last meter reading, estimated line losses, the assignment of unbilled energy provided to customer classes and the average rate per customer class.

All of the power produced at the generation plants is sold to an RTO and we in turn purchase it back from the RTO to supply our customers. These power sales and purchases are reported on a net hourly basis as revenues or purchased power on our Statements of Results of Operations. We record expenses when purchased electricity is received and when expenses are incurred, with the exception of the ineffective portion of certain power purchase contracts that are derivatives and qualify for hedge accounting. We also have certain derivative contracts that do not qualify for hedge accounting, and their unrealized gains or losses are recorded prior to the receipt of electricity.

Allowance for Uncollectible Accounts

We establish provisions for uncollectible accounts by using both historical average loss percentages to project future losses and by establishing specific provisions for known credit issues.

Property, Plant and Equipment

We record our ownership share of our undivided interest in jointly-held plants as an asset in property, plant and equipment. Property, plant and equipment are stated at cost. For regulated transmission and distribution property, cost includes direct labor and material, allocable overhead expenses and an allowance for funds used during construction (AFUDC). AFUDC represents the cost of borrowed funds and equity used to finance regulated construction projects. For non-regulated property, cost also includes capitalized interest. Capitalization of AFUDC and interest ceases at either project completion or at the date specified by regulators. AFUDC and capitalized interest was $0.5 million, $3.9 million, $3.4 million and $3.1 million in the period from November 28, 2011 through December 31, 2011, the period January 1, 2011 through November 27, 2011, and the years ended December 31, 2010 and 2009, respectively.

For unregulated generation property, cost includes direct labor and material, allocable overhead expenses and interest capitalized during construction using the provisions of GAAP relating to the accounting for capitalized interest.

For substantially all depreciable property, when a unit of property is retired, the original cost of that property less any salvage value is charged to Accumulated depreciation and amortization.

Property is evaluated for impairment when events or changes in circumstances indicate that its carrying amount may not be recoverable.

Repairs and Maintenance

Costs associated with maintenance activities, primarily power plant outages, are recognized at the time the work is performed. These costs, which include labor, materials and supplies, and outside services required to maintain equipment and facilities, are capitalized or expensed based on defined units of property.

Depreciation Study Change in Estimate

Depreciation expense is calculated using the straight-line method, which allocates the cost of property over its estimated useful life. For DPL's generation, transmission and distribution assets, straight-line depreciation is applied monthly on an average composite basis using group rates. In July 2010, DPL completed a depreciation rate study for non-regulated generation property based on its property, plant and equipment balances at December 31, 2009, with certain adjustments for subsequent property additions. The results of the depreciation study concluded that many of DPL's composite depreciation rates should be reduced due to projected useful asset lives which are longer than those previously estimated. DPL adjusted the depreciation rates for its non-regulated generation property effective July 1, 2010, resulting in a net reduction of depreciation expense. For the year ended December 31, 2011, the net reduction in depreciation expense amounted to $4.8 million ($3.1 million net of tax) compared to the prior year. On an annualized basis, the net reduction in depreciation expense is projected to be approximately $9.6 million ($6.2 million net of tax).

For DPL's generation, transmission, and distribution assets, straight-line depreciation is applied on an average annual composite basis using group rates that approximated 5.8% in 2011, 2.6% in 2010 and 2.7% in 2009.

The following is a summary of DPL's Property, plant and equipment with corresponding composite depreciation rates at December 31, 2011 and 2010:

	Successor		Predecessor
		Composite		Composite
$ in millions	2011	Rate	2010	Rate
Regulated:
Transmission	$189.5	4.8%	$360.6	2.5%
Distribution	803.0	5.8%	1,256.5	3.4%
General	26.3	13.1%	79.6	3.7%
Non-depreciable	59.7	N/A	58.6	N/A
Total regulated	$1,078.5		$1,755.3

Unregulated:
Production / Generation	$1,248.0	6.0%	$3,543.6	2.3%
Other	14.4	10.1%	36.1	3.6%
Non-depreciable	19.4	N/A	18.6	N/A
Total unregulated	$1,281.8		$3,598.3

Total property, plant and equipment in service	$2,360.3	5.8%	$5,353.6	2.6%

AROs

We recognize AROs in accordance with GAAP which requires legal obligations associated with the retirement of long-lived assets to be recognized at their fair value at the time those obligations are incurred. Upon initial recognition of a legal liability, costs are capitalized as part of the related long-lived asset and depreciated over the useful life of the related asset. Our legal obligations associated with the retirement of our long-lived assets consists primarily of river intake and discharge structures, coal unloading facilities, loading docks, ice breakers and ash disposal facilities. Our generation AROs are recorded within other deferred credits on the balance sheets.

Estimating the amount and timing of future expenditures of this type requires significant judgment. Management routinely updates these estimates as additional information becomes available.

The balance at November 28, 2011 has been adjusted to reflect the effect of the purchase accounting.

Changes in the Liability for Generation AROs

$ in millions
2010 (Predecessor):
Balance at January 1, 2010	$16.2
Accretion expense	0.2
Additions	0.8
Settlements	(0.3)
Estimated cash flow revisions	0.6
Balance at December 31, 2010	17.5

January 1, 2011 through November 27, 2011 (Predecessor):
Accretion expense	0.8
Additions	-
Settlements	(0.4)
Estimated cash flow revisions	0.9
Balance at November 27, 2011	$18.8

November 28, 2011 through December 31, 2011 (Successor):
Balance at November 28, 2011	$23.6
Accretion expense	-
Additions	-
Settlements	(0.1)
Estimated cash flow revisions	0.1
Balance at December 31, 2011	$23.6

Asset Removal Costs

We continue to record costs of removal for our regulated transmission and distribution assets through our depreciation rates and recover those amounts in rates charged to our customers. There are no known legal AROs associated with these assets. We have recorded $112.4 million and $107.9 million in estimated costs of removal at December 31, 2011 and 2010, respectively, as regulatory liabilities for our transmission and distribution property. These amounts represent the excess of the cumulative removal costs recorded through depreciation rates versus the cumulative removal costs actually incurred. See Note 4 for additional information.

Changes in the Liability for Transmission and Distribution Asset Removal Costs

$ in millions
2010 (Predecessor):
Balance at January 1, 2010	$99.1
Additions	11.2
Settlements	(2.4)
Balance at December 31, 2010	107.9

January 1, 2011 through November 27, 2011 (Predecessor):
Additions	8.6
Settlements	(4.3)
Balance at November 27, 2011	$112.2

November 28, 2011 through December 31, 2011 (Successor):
Balance at November 28, 2011	$112.2
Additions	0.8
Settlements	(0.6)
Balance at December 31, 2011	$112.4

Regulatory Accounting

In accordance with GAAP, Regulatory assets and liabilities are recorded in the balance sheets for our regulated transmission and distribution businesses. Regulatory assets are the deferral of costs expected to be recovered in future customer rates and Regulatory liabilities represent current recovery of expected future costs.

We evaluate our Regulatory assets each period and believe recovery of these assets is probable. We have received or requested a return on certain Regulatory assets for which we are currently recovering or seeking recovery through rates. We record a return after it has been authorized in an order by a regulator. If we were required to terminate application of these GAAP provisions for all of our regulated operations, we would have to write off the amounts of all Regulatory assets and liabilities to the Statements of Results of Operations at that time. See Note 4.

Effective November 28, 2011, Regulatory assets and liabilities are presented on a current and non-current basis, depending on the term recovery is anticipated. This change was made to conform with AES' presentation of Regulatory assets and liabilities.

Inventories

Inventories are carried at average cost and include coal, limestone, oil and gas used for electric generation, and materials and supplies used for utility operations.

Intangibles

Intangibles include emission allowances, renewable energy credits, customer relationships, customer contracts and the value of our ESP. Emission allowances are carried on a first-in, first-out (FIFO) basis for purchased emission allowances. In addition, we recorded emission allowances at their fair value as of the Merger date. Net gains or losses on the sale of excess emission allowances, representing the difference between the sales proceeds and the cost of emission allowances, are recorded as a component of our fuel costs and are reflected in Operating income when realized. During the years ended December 31, 2010 and 2009, DP&L recognized gains from the sale of emission allowances in the amounts of $0.8 million and $5.0 million, respectively. There were no gains in 2011. Beginning in January 2010, part of the gains on emission allowances were used to reduce the overall fuel rider charged to our SSO retail customers.

Customer relationships recognized as part of the purchase accounting are amortized over nine to fifteen years and customer contracts are amortized over the average length of the contracts. The ESP is amortized over one year on a straight-line basis. Emission allowances are amortized as they are used in our operations on a FIFO basis. Renewable energy credits are amortized as they are used or retired. See Note 6 for additional information.

Prior to the Merger date, emission allowances and renewable energy credits were carried as inventory. Emission allowances and renewable energy credits are now carried as intangibles in accordance with AES' policy. The amounts for 2010 have been reclassified to reflect this change in presentation.

Income Taxes

GAAP requires an asset and liability approach for financial accounting and reporting of income taxes with tax effects of differences, based on currently enacted income tax rates, between the financial reporting and tax basis of accounting reported as deferred tax assets or liabilities in the balance sheets. Deferred tax assets are recognized for deductible temporary differences. Valuation allowances are provided against deferred tax assets unless it is more likely than not that the asset will be realized.

Investment tax credits, which have been used to reduce federal income taxes payable, are deferred for financial reporting purposes and are amortized over the useful lives of the property to which they relate. For rate-regulated operations, additional deferred income taxes and offsetting regulatory assets or liabilities are recorded to recognize that income taxes will be recoverable or refundable through future revenues.

As a result of the Merger, DPL and its subsidiaries file U.S. federal income tax returns as part of the consolidated U.S. income tax return filed by AES. Prior to the Merger, DPL and its subsidiaries filed a consolidated U.S. federal income tax return. The consolidated tax liability is allocated to each subsidiary based on the separate return method which is specified in our tax allocation agreement and which provides a consistent, systematic and rational approach. See Note 8 for additional information.

Financial Instruments

We classify our investments in debt and equity financial instruments of publicly traded entities into different categories: held-to-maturity and available-for-sale. Available-for-sale securities are carried at fair value and unrealized gains and losses on those securities, net of deferred income taxes, are presented as a separate component of shareholders' equity. Other-than-temporary declines in value are recognized currently in earnings. Financial instruments classified as held-to-maturity are carried at amortized cost. The cost basis for public equity security and fixed maturity investments is average cost and amortized cost, respectively.

Short-Term Investments